Commitments and Contingencies	9 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12 - Commitments and Contingencies
Litigation
From time to time, the Company is party to litigation and other legal proceedings in the ordinary course of business. While the results of any litigation or other legal proceedings are uncertain, management does not believe the ultimate resolution of any pending legal matters is likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows. The Company accrues for loss contingencies when it is both probable that it will incur the loss and when the Company can reasonably estimate the amount of the loss or range of loss. In the fiscal year ended March 31, 2023, the Company recorded a loss contingency related to an offer made by the Company to pay $40 million in respect of ongoing contractual disputes between the Company and a non-top five customer. That particular customer’s claims arose from a contract dating to a very early period in the Company’s history and that contract is both non-standard and significantly dissimilar from other customers’ contracts. On September 15, 2023, the Company reached an agreement, in which both parties resolved all contractual disputes and reached a mutual understanding of the contractual rights and obligations under the licensing arrangement. As a result, no amount of cash was paid by the Company to the customer with such agreement. The settlement agreement provided alignment of the rights and obligations which were previously agreed with the non-top five customer. In September 2023, the liability for litigation was reversed resulting in a reduction of selling, general and administrative by $40.0 million.
No other material amounts related to litigation settlements were recognized in the three and nine months ended December 31, 2023 and 2022.
Kronos Guarantee
In March 2022, a wholly owned United Kingdom subsidiary of SoftBank Group Corp. (“SoftBank Group”), Kronos I (UK) Limited (“Kronos”), was created for the purpose of SoftBank Group arranging a non-recourse facility agreement (the “Facility Agreement”) with J.P. Morgan SE as Facility Agent to be secured by its equity interest in the Company. SoftBank Group pledged its ownership interest in the Company by transferring such interest to an entity that sits between Kronos and the Company, and SoftBank Group has no further obligation under the Facility Agreement. In September 2023, prior to the closing of the IPO, SoftBank Group paid the Facility Agreement and the Company’s associated terms, restrictions and guarantee were terminated.
Arduino Guarantee
The Company is guarantor for a $5.5 million credit facility available to Arduino. As of December 31, 2023 and March 31, 2023, no claims have been made against the guaranty. The guaranty expired in January 2024 and was extended by 12 months, expiring in January 2025.